UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2011

APPLE REIT TEN, INC.
(Exact name of registrant as specified in its charter)

Virginia	333-168971	27-3218228
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          Apple REIT Ten, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated November 1, 2011 and filed (by the required date) on November 7, 2011 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities and Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01.	Financial Statements and Exhibits.

a.	Financial statements of businesses acquired.

	KRG White LS Hotel, LLC and Kite Realty/White LS Hotel Operators, LLC (South Bend, Indiana Fairfield Inn & Suites)

	(Audited) Report of Independent Auditors	3
	Combined Balance Sheet – As of December 31, 2010	4
	Combined Statement of Operations and Members’ Equity – Year Ended December 31, 2010	5
	Combined Statement of Cash Flows – Year Ended December 31, 2010	6
	Notes to Combined Financial Statements	7

	(Unaudited) Combined Balance Sheets – As of June 30, 2011 and 2010	11
	Combined Statements of Operations – For the Six Months Ended June 30, 2011 and 2010	12
	Combined Statements of Cash Flows – For the Six Months Ended June 30, 2011 and 2010	13

b.	Pro forma financial information.

	The below pro forma financial information pertains to the hotel referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

	Apple REIT Ten, Inc. (Unaudited)

	Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2011	14
	Notes to Pro Forma Condensed Consolidated Balance Sheet	16
	Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2010 and Six Months Ended June 30, 2011	17
	Notes to Pro Forma Condensed Consolidated Statements of Operations	22

c.	Shell company transaction.

	Not Applicable

d.	Exhibits.

	None

REPORT OF INDEPENDENT AUDITORS

Members of the Board of Directors
Apple REIT Ten, Inc.
Richmond, Virginia

We have audited the accompanying combined balance sheet of KRG/White LS Hotel, LLC and Kite Realty/White LS Hotel Operators, LLC (the “Company”) as of December 31, 2010, and the related combined statements of operations and members’ equity and cash flows for the year then ended. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of KRG/White LS Hotel, LLC and Kite Realty/White LS Hotel Operators, LLC as of December 31, 2010, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Crowe Horwath LLP

Oak Brook, Illinois
October 31, 2011

3

KRG/WHITE LS HOTEL, LLC and KITE REALTY/WHITE LS HOTEL OPERATORS, LLC
COMBINED BALANCE SHEET
December 31, 2010

ASSETS
Current assets
Cash and cash equivalents	$836,710
Escrow – tax and insurance	60,000
Accounts receivable	30,553
Prepaid expenses	8,179
Due from affiliated company (Note 5)	147,654

Total current assets	1,083,096

Property and equipment (Note 3)
Property and equipment	9,438,205
Accumulated depreciation	(610,294)

8,827,911

Other assets
Restricted cash - escrow	29,945
Deferred loan costs, net of amortization	86,153
Operating supplies	13,697
Deposits	16,176

145,971

$10,056,978

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities
Accounts payable	$22,618
Accrued payroll and payroll taxes	41,793
Accrued property taxes	114,500
Other accrued expenses	160,378

Total current liabilities	339,289

Long-term debt (Note 6)	9,414,141

Members’ equity	303,548

$10,056,978

See accompanying notes to combined financial statements.

KRG/WHITE LS HOTEL, LLC and KITE REALTY/WHITE LS HOTEL OPERATORS, LLC
COMBINED STATEMENT OF OPERATIONS AND MEMBERS’ EQUITY
Year ended December 31, 2010

Revenue
Rooms	$1,567,624
Telephone	1,677
Vending, rent, and other	17,321

Total revenue	1,586,622

Department expense
Rooms	266,911
Telephone	19,603
Vending, rent, and other	7,471

Total department expense	293,985

Department profit	1,292,637

Undistributed expenses
Administrative and general	195,101
Sales and promotion	139,709
Utilities	54,588
Repairs and maintenance	38,073

Total undistributed expenses	427,471

House profit	865,166

Other expenses
Property tax	114,500
Property insurance	13,126

Income before management fees and other expense	737,540

Management fees	55,532

Income before other expense	682,008

Other expense
Depreciation and amortization	624,000
Interest expense	175,662
Preopening expenses	224,454
Other	37,667

Total other expense	1,061,783

Net loss	(379,775)

Members’ equity at beginning of year	683,323

Members’ equity at end of year	$303,548

See accompanying notes to combined financial statements.

KRG/WHITE LS HOTEL, LLC and KITE REALTY/WHITE LS HOTEL OPERATORS, LLC COMBINED STATEMENT OF CASH FLOWS Year ended December 31, 2010

Cash flows from operating activities
Net loss	$(379,775)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation	610,294
Amortization	13,706
(Increase)/decrease in assets
Escrow – tax and insurance	(60,000)
Accounts receivable	(30,553)
Prepaid expenses	109,637
Due from affiliated company	(147,654)
Increase/(decrease) in liabilities
Accounts payable	(71,387)
Accrued payroll and payroll taxes	41,793
Accrued property taxes	114,500
Other accrued expenses	160,378

Net cash provided by operating activities	360,939

Cash flows from investing activities
Capital expenditures for property and equipment	(6,698,723)
Restricted cash	(29,945)
Operating supplies	(13,697)
Deposits	(1,176)

Net cash used in investing activities	(6,743,541)

Cash flows from financing activities
Proceeds from the issuance of debt	7,450,955
Deferred loan costs	(6,359)
Due to affiliated company	(225,724)

Net cash provided by financing activities	7,218,872

Net change in cash and cash equivalents	836,270

Cash and cash equivalents at beginning of year	440

Cash and cash equivalents at end of year	$836,710

Supplemental disclosure of cash flow information
Cash paid during the year for interest, net of interest capitalized	$175,662

See accompanying notes to combined financial statements.

KRG/WHITE LS HOTEL, LLC and KITE REALTY/WHITE LS HOTEL OPERATORS, LLC NOTES TO COMBINED FINANCIAL STATEMENTS December 31, 2010

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Business: KRG/White LS Hotel, LLC and Kite Realty/White LS Hotel Operators, LLC (the “Company”) own and operate a Fairfield Inn and Suites by Marriott located in South Bend, Indiana. The hotel opened for operations on June 15, 2010.

Principles of Combination: The combined financial statements include the accounts of KRG/White LS Hotel, LLC (owner of real property) and Kite Realty/White LS Hotel Operators, LLC (lessee of real property). All significant accounts and transactions between the above entities have been eliminated.

Use of Estimates in the Preparation of Financial Statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents: Cash and cash equivalents include deposits in financial institutions and certificates of deposit with maturities of 90 days or less when acquired.

Property and Equipment: Property and equipment are carried at cost less accumulated depreciation. Depreciation is provided on the property and equipment over their estimated useful lives. The Company computes depreciation using the straight-line and accelerated depreciation methods.

Impairment of Long-Lived Assets: Long-lived assets are reviewed for impairment when events indicate their carrying amount may not be recoverable from future undiscounted cash flows. If impaired, the assets are recorded at fair value. There was no impairment of long-lived assets for the year ended December 31, 2010.

Deferred Loan Costs: Costs incurred to obtain debt financing are amortized over the term of the loan. At December 31, 2010, accumulated amortization was $13,706.

Expected future amortization of deferred loan costs for the years subsequent to December 31, 2010 are as follows:

2011	$23,496
2012	23,496
2013	23,496
2014	15,665

Revenue Recognition: Revenue is recognized as services are provided.

Uncertainty of Income Taxes: The Company adheres to guidance issued by the FASB with respect to accounting for uncertainty of income taxes. A tax position is recognized as a benefit only if it is more likely than not that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded.

The Company recognizes interest and penalties related to unrecognized tax benefits in interest and income tax expense, respectively. The Company has no amounts accrued for interest or penalties as of December 31, 2010. The Company is subject to examination by taxing authorities for the year ending December 31, 2010. The Company does not expect the total amount of unrecognized tax benefits to significantly change in the next 12 months.

(Continued)

KRG/WHITE LS HOTEL, LLC and KITE REALTY/WHITE LS HOTEL OPERATORS, LLC NOTES TO COMBINED FINANCIAL STATEMENTS December 31, 2010

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Preopening Expenses: Preopening expenses consist of wages and other period expenses incurred prior to the opening of the hotel.

NOTE 2 - INCOME TAXES

Under Section 7701A.2 of the Internal Revenue Code and a similar section of the state income tax law, these limited liability companies will be treated as partnerships for tax purposes. A partnership is not subject to income taxes. Each member reports their distributive share of the Company’s profit or loss on their personal income tax return.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2010 consisted of the following:

Building and building improvements	$6,751,021
Land improvements	463,503
Furniture, fixtures, and equipment	2,223,681

9,438,205
Accumulated depreciation	(610,294)

$8,827,911

NOTE 4 - FRANCHISE AGREEMENT

Franchise fees are computed in accordance with the terms of the franchise agreement dated September 1, 2009 between the Company and Marriott International, Inc. The agreement is for a 20-year period from the opening date of the hotel. As an incentive to open additional hotels, the Company entered into a Development Incentive Program with Marriott International, Inc. whereby the Company would not be required to pay franchise fees if the conditions of the Development Agreement were met. The Company met the conditions and as a result will not be required to pay franchise fees from the opening of the hotel through December 31, 2011.

Franchise fees will be computed at 4% of the gross room revenues, as defined in the agreement. Additionally, the agreement requires marketing fees to be paid based upon 2.5% (with possible escalation to 3.5%) of the gross room revenues, as defined. During the year ended December 31, 2010, there was no franchise fee expense and marketing fee expense was $39,191.

NOTE 5 - RELATED-PARTY TRANSACTIONS

The Company has a management agreement with White Lodging Services Corp., an entity related through common ownership. The agreement expires December 31, 2030 and has two 10-year renewal options. The agreement provides for base and incentive management fees. Base management fees are calculated at 3.5% of gross revenue, as defined, and incentive management fees are based upon achieving certain performance levels, as defined. Base management fees for 2010 were $55,532. There were no incentive management fees incurred in 2010.

Due from affiliated company at December 31, 2010 represents the balance arising from construction related costs and intercompany transactions with White Lodging Services Corp.

(Continued)

KRG/WHITE LS HOTEL, LLC and KITE REALTY/WHITE LS HOTEL OPERATORS, LLC
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2010

NOTE 5 - RELATED-PARTY TRANSACTIONS (Continued)

Included in capitalized costs during 2010 is $117,816 in development fees for White Lodging Services Corp.

Under the terms of the management agreement, the Company is required to deposit into a furniture, fixtures and equipment reserve a percentage of the gross revenues. The percentage through December 31, 2011 is 2%; 3% in 2012; 4% in 2013 and 5% thereafter.

NOTE 6 - LONG-TERM DEBT

The Company had the following long-term debt obligation at December 31, 2010:

Construction loan dated August 19, 2009 with a total commitment amount of $10,875,000 with interest-only payments at the greater of the 30-day LIBOR plus 3.15%, or 4.0% (4.0% at December 31, 2010) until August 1, 2012, at which time the construction loan converts to a 24-month term loan. The term loan has interest rate options of a variable rate as defined above or a fixed rate established using the Lender’s then current pricing matrix. The term loan will require monthly principal and/or interest payments until August 18, 2014, at which time a balloon payment is due. The loan is secured by property, furniture, fixtures, and equipment. In addition, the loan is guaranteed by related parties of the members.

$9,414,141

$9,414,141

Long-term debt maturities for the years subsequent to December 31, 2010 are as follows:

2011	$—
2012	80,139
2013	192,334
2014	9,141,668

$9,414,141

During 2010, the Company capitalized interest of $74,215 relating to the construction of the hotel.

NOTE 7 - REVENUE INTEREST

In May 2008, the Company obtained a Limited Warranty Deed for the land on which the hotel operates with the University of Notre Dame du Lac (the University). Under the terms of the deed, the Company will pay a revenue interest to the University equaling 2% of room revenues, as defined, for a 2-year period commencing on the opening date of the hotel and 3.25% thereafter. Payments are due quarterly, in arrears, on or before the 30th day of the calendar month following each calendar quarter. For the year ended December 31, 2010, total revenue interest paid to the University is as follows:

Room revenue for the year ended December 31, 2010	$1,567,624
Applicable percentage rate per the agreement	2%

Total revenue interest for the year ended December 31, 2010	$31,352

(Continued)

KRG/WHITE LS HOTEL, LLC and KITE REALTY/WHITE LS HOTEL OPERATORS, LLC
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2010

NOTE 8 - SUBSEQUENT EVENT

On March 1, 2011, the Company entered into an agreement to sell substantially all its assets for an amount in excess of their carrying values and sufficient to repay all remaining liabilities. The agreement is contingent upon the purchaser being able to satisfy certain closing conditions. If these conditions are met, the sale is expected to close in the fourth quarter of 2011. If the sale is closed, the Company will discharge the remaining assets and liabilities in accordance with existing contractual provisions. Once contractual provisions are satisfied, any remaining net assets will be distributed to the members in accordance with the operating agreement.

Upon closing of the sale transaction, the new owners of the Hotel will enter into a new franchise agreement with Marriott International, Inc. and management agreement with White Lodging Services Corp. (Note 4).

The Company has evaluated subsequent events through October 31, 2011, the date the financial statements were available to be issued.

10

KRG/WHITE LS HOTEL, LLC and KITE REALTY/WHITE LS HOTEL OPERATORS, LLC
COMBINED BALANCE SHEETS (UNAUDITED)
June 30, 2011 and 2010

	2011	2010

ASSETS
Current assets
Cash and cash equivalents	$990,267	$93,190
Escrow – tax and insurance	260,998	—
Accounts receivable	28,263	5,461
Prepaid expenses	21,575	10,866

Total current assets	1,301,103	109,517

Property and equipment
Property and equipment	9,542,054	9,349,599
Accumulated depreciation	(1,056,075)	(47,790)

	8,485,979	9,301,809

Other assets
Restricted cash – escrow	53,635	—
Deferred loan costs, net of amortization	74,405	97,901
Operating supplies	13,697	—
Deposits	16,176	127,024

	157,913	224,925

	$9,944,995	$9,636,251

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities
Accounts payable	$115,004	$51,587
Due to affiliated company	80,746	1,090,469
Accrued payroll and payroll taxes	57,171	31,741
Accrued property taxes	184,998	12,000
Other accrued expenses	300,846	966,587

Total current liabilities	738,765	2,152,384

Long-term debt	9,515,066	6,963,502

Members’ equity	(308,836)	520,365

	$9,944,995	$9,636,251

11

KRG/WHITE LS HOTEL, LLC AND KITE REALTY/WHITE LS HOTEL OPERATORS, LLC
COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)
For the six months ended June 30, 2011 and 2010

	2011	2010

Revenue
Rooms	$1,380,533	$77,724
Telephone	2,131	130
Vending, rent, and other	18,917	1,119

Total revenue	1,401,581	78,973

Department expense
Rooms	245,399	26,745
Food and beverage	390	—
Telephone	19,242	997
Vending, rent, and other	6,668	248

Total department expense	271,699	27,990

Department profit	1,129,882	50,983

Undistributed expenses
Administrative and general	148,222	14,920
Sales and promotion	123,608	7,441
Utilities	63,770	3,055
Repairs and maintenance	36,501	2,982

Total undistributed expenses	372,101	28,398

House profit	757,781	22,585

Other expenses
Property tax	186,529	12,000
Property insurance	11,397	3,666

Income before management fees and other expense	559,855	6,919

Management fees	49,055	2,764

Income before other expense	510,800	4,155

Other expense
Depreciation and amortization	457,530	49,748
Interest expense	190,481	12,113
Preopening expenses	929	103,698
Other	49,244	1,554

Total other expense	698,184	167,113

Net loss	$(187,384)	$(162,958)

12

KRG/WHITE LS HOTEL, LLC and KITE REALTY/WHITE LS HOTEL OPERATORS, LLC COMBINED STATEMENTS OF CASH FLOWS (UNAUDITD)
For the six months ended June 30, 2011 and 2010

	2011	2010

Cash flows from operating activities
Net loss	$(187,384)	$(162,958)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation	445,782	47,790
Amortization	11,748	1,958
Increase in assets
Escrow – tax and insurance	(200,998)	—
Accounts receivable	2,290	(5,461)
Prepaid expenses	(13,396)	106,950
Decrease in liabilities
Accounts payable	92,386	(42,418)
Due to affiliated company	228,400	864,745
Accrued payroll and payroll taxes	15,378	31,741
Accrued property taxes	70,498	12,000
Other accrued expenses	140,468	966,587

Net cash provided by operating activities	605,172	1,820,934

Cash flows from investing activities
Capital expenditures for property and equipment	(103,850)	(6,610,117)
Restricted cash	(23,690)	—
Deposits	—	(112,024)

Net cash used in investing activities	(127,540)	(6,722,141)

Cash flows from financing activities
Proceeds from issuance of debt	100,925	5,000,316
Distributions to members	(425,000)	—
Deferred loan costs	—	(6,359)

Net cash (used in) provided by financing activities	(324,075)	4,993,957

Net change in cash and cash equivalents	153,557	92,750

Cash and cash equivalents at beginning of year	836,710	440

Cash and cash equivalents at end of year	$990,267	$93,190

Supplemental disclosure of cash flow information
Cash paid during the year for interest, net of interest capitalized	$190,481	$12,113

13

Apple REIT Ten, Inc.
Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2011 (unaudited)
(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Ten, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

CN Hotel Portfolio (1 Hotel):
Home2 Suites	Jacksonville, NC	$12.0	Pending

Hawkeye Hotel Portfolio (1 Hotel):
Hampton Inn & Suites	Davenport, IA	13.0	July 19, 2011

McKibbon Hotel Portfolio (3 Hotels):
Homewood Suites	Knoxville, TN	15.0	July 19, 2011
TownePlace Suites	Knoxville, TN	9.0	August 9, 2011
Homewood Suites	Gainesville, FL	14.6	Pending

Omaha and Scottsdale Hotel Portfolio (2 Hotels):
Hilton Garden Inn	Omaha, NE	30.0	September 1, 2011
Hilton Garden Inn	Scottsdale, AZ	16.3	October 3, 2011

Chicago Hotel Portfolio (2 Hotels):
Hilton Garden Inn	Des Plaines, IL	38.0	September 20, 2011
Hampton Inn & Suites	Skokie, IL	32.0	Pending

Hilton Garden Inn	Mason, OH	14.8	September 1, 2011
Hilton Garden Inn	Merrillville, IN	14.8	September 30, 2011
Homewood Suites	Austin/Round Rock, TX	15.5	October 3, 2011
Fairfield Inn & Suites	South Bend, IN	17.5	November 1, 2011

	Total	$242.5

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of LBAM Investor Group, L.L.C., MHH Management, LLC, Raymond Management Company, Inc., Schulte Hospitality Group, Inc., Vista Host, Inc. and White Lodging Services Corporation under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Ten, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Ten, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of June 30, 2011 nor does it purport to represent the future financial position of Apple REIT Ten, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels.

Balance Sheet as of June 30, 2011 (unaudited)
(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma

ASSETS
Investment in hotel properties, net	$186,522	$241,998	(A)	$428,520
Cash and cash equivalents	142,838	(141,838	) (D)	1,000
Other assets	6,025	6,691	(C)	12,716

Total Assets	$335,385	$106,851		$442,236

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable	$—	83,121	(C)	$83,121
Accounts payable and accrued expenses	1,584	2,013	(C)	3,597

Total Liabilities	1,584	85,134		86,718

Preferred stock, authorized 30,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 400,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 480,000 shares	48	—		48
Common stock, no par value, authorized 400,000,000 shares	344,961	27,560	(E)	372,521
Accumulated deficit	(3,600)	(5,843	) (B)	(9,443)
Cumulative distributions paid	(7,608)	—		(7,608)

Total Shareholders’ Equity	333,801	21,717		355,518

Total Liabilities and Shareholders’ Equity	$335,385	$106,851		$442,236

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)

The estimated total purchase price for the 13 properties that have been, or will be purchased after June 30, 2011 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Jacksonville, NC Home2 Suites	Davenport, IA Hampton Inn & Suites	Knoxville, TN Homewood Suites	Knoxville, TN TownePlace Suites	Gainesville, FL Homewood Suites	Omaha, NE Hilton Garden Inn	Scottsdale, AZ Hilton Garden Inn

Purchase price per contract	$12,000	$13,000	$15,000	$9,000	$14,550	$30,018	$16,300
Other capitalized costs (credits) incurred	25	71	1,017	(219)	65	93	80

Investment in hotel properties	12,025	13,071	16,017	8,781	14,615	30,111	16,380

Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	240	260	300	180	291	600	326
Other acquisition related costs	30	50	60	54	36	344	41
Net other assets/(liabilities) assumed	(24)	(199)	(11,182)	(6,790)	(13,113)	(199)	(8,900)

Total purchase price	$12,271	$13,182	$5,195	$2,225	$1,829	$30,856	$7,847

(In thousands)	Des Plaines, IL Hilton Garden Inn	Skokie, IL Hampton Inn & Suites	Mason, OH Hilton Garden Inn	Merrillville, IN Hilton Garden Inn	Austin/Round Rock, TX Homewood Suites	South Bend Indiana Fairfield Inn & Suites	Total Combined

Purchase price per contract	$38,000	$32,000	$14,825	$14,825	$15,500	$17,500	$242,518
Other capitalized costs (credits) incurred	(2,043)	121	80	80	60	50	(520)

Investment in hotel properties	35,957	32,121	14,905	14,905	15,560	17,550	241,998	(A)

Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	760	640	297	297	310	350	4,851	(B)
Other acquisition related costs	106	80	69	39	39	44	992	(B)
Net other assets/(liabilities) assumed	(18,169)	(19,143)	(79)	(168)	(99)	(378)	(78,443)	(C)

Total purchase price	$18,654	$13,698	$15,192	$15,073	$15,810	$17,566	$169,398

Less: Cash on hand at June 30, 2011							(142,838)
Plus: Working capital requirements							1,000

							(141,838)	(D)

Equity proceeds needed for acquisitions and working capital							27,560	(E)

(B)

Represents costs incurred to complete the acquisition, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract.

(C)	Represents other assets and liabilities assumed in the acquisition of the hotel including, mortgage payable, debt service escrows, operational charges and credits and accrued property taxes.

(D)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

(E)	Represents the issuance of additional shares required to fund acquisitions.

Apple REIT Ten, Inc.
Pro Forma Condensed Consolidated Statements of Operations (unaudited)
For the year ended December 31, 2010 and six months ended June 30, 2011
(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Ten, Inc. gives effect to the following hotel acquisition:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

Hilton Garden Inn	Denver, CO	$58.5	March 4, 2011

CN Hotel Portfolio (4 Hotels):
Hampton Inn & Suites	Winston-Salem, NC	11.0	March 15, 2011
Fairfield Inn & Suites	Matthews, NC	10.0	March 25, 2011
TownePlace Suites	Columbia, SC	10.5	March 25, 2011
Home2 Suites	Jacksonville, NC	12.0	Pending

McKibbon Hotel Portfolio (8 Hotels):
SpringHill Suites	Knoxville, TN	14.5	June 2, 2011
Hilton Garden Inn	Gainesville, FL	12.5	June 2, 2011
SpringHill Suites	Richmond, VA	11.0	June 2, 2011
TownePlace Suites	Pensacola, FL	11.5	June 2, 2011
Hampton Inn & Suites	Mobile, AL	13.0	June 2, 2011
Homewood Suites	Knoxville, TN	15.0	July 19, 2011
TownePlace Suites	Knoxville, TN	9.0	August 9, 2011
Homewood Suites	Gainesville, FL	14.6	Pending

Hawkeye Hotel Portfolio (3 Hotels):
Homewood Suites	Cedar Rapids, IA	13.0	June 8, 2011
Hampton Inn & Suites	Cedar Rapids, IA	13.0	June 8, 2011
Hampton Inn & Suites	Davenport, IA	13.0	July 19, 2011

Omaha and Scottsdale Hotel Portfolio (2 Hotels):
Hilton Garden Inn	Omaha, NE	30.0	September 1, 2011
Hilton Garden Inn	Scottsdale, AZ	16.3	October 3, 2011

Chicago Hotel Portfolio (2 Hotels):
Hilton Garden Inn	Des Plaines, IL	38.0	September 20, 2011
Hampton Inn & Suites	Skokie, IL	32.0	Pending

Hilton Garden Inn	Mason, OH	14.8	September 1, 2011
Hilton Garden Inn	Merrillville, IN	14.8	September 30, 2011
Homewood Suites	Austin/Round Rock, TX	15.5	October 3, 2011
Fairfield Inn & Suites	South Bend, IN	17.5	November 1, 2011

	Total	$421.0

These Pro Forma Condensed Consolidated Statements of Operations also assume all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of LBAM Investor Group, L.L.C., MHH Management, LLC, Newport Hospitality Group, Inc., Raymond Management Company, Inc., Schulte Hospitality Group, Inc., Stonebridge Realty Advisors, Inc., Vista Host, Inc. and White Lodging Services Corporation under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of Apple REIT Ten, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Ten, Inc. are not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed on the latter of January 1, 2010, or the date the hotel began operations nor do they purport to represent the future financial results of Apple REIT Ten, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and is qualified in its entirety by the historical Statements of Operations of the acquired hotels.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the year ended December 31, 2010
(In thousands, except per share data)

	Company Historical Statement of Operations	Denver, CO Hilton Garden Inn (A)	CN Hotel Portfolio (A)	McKibbon Hotel Portfolio (A)	Hawkeye Hotel Portfolio (A)	Omaha Downtown Lodging Investors II, LLC and Scottsdale Lodging Investors, LLC (A)	Chicago Hotel Portfolio (A)

Revenue:
Room revenue	$—	$8,978	$3,339	$21,903	$6,644	$8,905	$14,490
Other revenue	—	2,372	59	510	67	2,333	2,399

Total revenue	—	11,350	3,398	22,413	6,711	11,238	16,889

Expenses
Operating expenses	—	3,798	1,097	7,925	1,946	3,792	7,161
General and administrative	28	1,635	34	2,369	387	2,367	2,947
Management and franchise fees	—	1,003	494	1,935	950	899	1,229
Taxes, insurance and other	—	374	234	1,336	451	587	1,699
Acquisition related costs	—	—	—	—	—	—	—
Depreciation of real estate owned	—	1,325	463	4,083	720	1,193	2,300

Interest, net	3	753	324	3,227	1,365	1,244	2,839

Total expenses	31	8,888	2,646	20,875	5,819	10,082	18,175

Income tax expense	—	—	—	—	—	—	—

Net income (loss)	$(31)	$2,462	$752	$1,538	$892	$1,156	$(1,286)

Basic and diluted earnings per common share	$(3,083.50)

Weighted average common shares outstanding - basic and diluted	—

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the year ended December 31, 2010
(In thousands, except per share data)

	SASI, LLC Mason, OH Hilton Garden Inn (A)	Ascent Hospitality, Inc. Merrillville, IN Hilton Garden Inn (A)	VHRMR Round Rock , LTD Austin/Round Rock, TX Homewood Suites (A)	KRG/White LS Hotel, LLC & Kite Realty/White LS Hotel Operators, LLC South Bend, IN Fairfield Inn & Suites (A)	Pro forma Adjustments		Total Pro forma

Revenue:
Room revenue	$2,190	$3,203	$459	$1,568	$—		$71,679
Other revenue	304	343	10	19	—		8,416

Total revenue	2,494	3,546	469	1,587	—		80,095

Expenses
Operating expenses	846	1,236	297	526	—		28,624
General and administrative	363	631	64	195	1,000	(B)	12,020
Management and franchise fees	189	261	32	56	—		7,048
Taxes, insurance and other	154	290	244	352	(434)	(I)	5,287
Acquisition related costs	—	—	—	—	9,821	(H)	9,821
Depreciation of real estate owned	570	679	171	624	(12,128)	(C)	10,737
					10,737	(D)

Interest, net	349	344	94	214	(5,835)	(E)	4,921

Total expenses	2,471	3,441	902	1,967	3,161		78,458

Income tax expense	—	—	—	—	—	(G)	—

Net income (loss)	$23	$105	$(433)	$(380)	$(3,161)		$1,637

Basic and diluted earnings per common share							$0.05

Weighted average common shares outstanding - basic and diluted					31,423	(F)	31,423

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the six months ended June 30, 2011
 (In thousands, except per share data)

	Company Historical Statement of Operations	Denver, CO Hilton Garden Inn (A)	CN Hotel Portfolio (A)	McKibbon Hotel Portfolio (A)	Hawkeye Hotel Portfolio (A)	Omaha Downtown Lodging Investors II, LLC and Scottsdale Lodging Investors, LLC (A)	Chicago Hotel Portfolio (A)

Revenue:
Room revenue	$6,711	$1,273	$1,061	$10,135	$3,170	$5,205	$7,113
Other revenue	813	381	19	220	42	1,422	1,418

Total revenue	7,524	1,654	1,080	10,355	3,212	6,627	8,531

Expenses
Operating expenses	3,279	736	334	3,678	1,136	2,101	3,339
General and administrative	1,374	142	68	1,140	227	1,349	1,493
Management and franchise fees	576	224	96	915	426	532	610
Taxes, insurance and other	465	66	84	605	349	296	803
Acquisition related costs	4,548	—	—	—	—	—	—
Depreciation of real estate owned	1,098	225	135	1,277	457	525	741

Interest, net	(247)	128	137	1,732	638	600	1,226

Total expenses	11,093	1,521	854	9,347	3,233	5,403	8,212

Income tax expense	—	—	—	—	—	—	—

Net income (loss)	$(3,569)	$133	$226	$1,008	$(21)	$1,224	$319

Basic and diluted earnings per common share	$(0.18)

Weighted average common shares outstanding - basic and diluted	19,547

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the six months ended June 30, 2011
(In thousands, except per share data)

	SASI, LLC Mason, OH Hilton Garden Inn (A)	Ascent Hospitality, Inc. Merrillville, IN Hilton Garden Inn (A)	VHRMR Round Rock , LTD Austin/Round Rock, TX Homewood Suites (A)	KRG/White LS Hotel, LLC & Kite Realty/White LS Hotel Operators, LLC South Bend, IN Fairfield Inn & Suites (A)	Pro forma Adjustments		Total Pro forma

Revenue:
Room revenue	$1,371	$1,635	$1,902	$1,381	$—		$40,957
Other revenue	238	180	36	21	—		4,790

Total revenue	1,609	1,815	1,938	1,402	—		45,747

Expenses
Operating expenses	419	521	682	496	—		16,721
General and administrative	304	401	136	148	250	(B)	7,032
Management and franchise fees	122	160	173	49	—		3,883
Taxes, insurance and other	71	110	80	198	—		3,127
Acquisition related costs	—	—	—	—	(4,259)	(H)	289
Depreciation of real estate owned	311	340	338	458	(4,807)	(C)	5,997
					4,899	(D)
Interest, net	222	203	159	240	(2,597)	(E)	2,441

Total expenses	1,449	1,735	1,568	1,589	(6,514)		39,490

Income tax expense	—	—	—	—	—	(G)	—

Net income (loss)	$160	$80	$370	$(187)	$6,514		$6,257

Basic and diluted earnings per common share							$0.18

Weighted average common shares outstanding - basic and diluted					16,154	(F)	35,701

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A) Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2010 for the respective period prior to acquisition by the Company. The Company was initially formed on August 13, 2010, and had no operations prior to that date. Additionally, six properties began operations subsequent to January 1, 2010, and one property remained under construction as of June 30, 2011. Therefore, these hotels had limited historical operational activity prior to their opening. The properties and their applicable status are as follows: Mason, OH Hilton Garden Inn, opened February 2010, Winston-Salem, NC Hampton Inn & Suites, opened April 2010, South Bend, IN Fairfield Inn & Suites, opened June 2010, Cedar Rapids, IA Homewood Suites, opened August 2010, Austin/Round Rock, TX Homewood Suites, opened September 2010, Matthews, NC Fairfield Inn & Suites, opened November 2010 and Jacksonville, NC Home2 Suites is under construction.

(B) Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C) Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D) Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E) Interest expense related to prior owner’s debt which was not assumed has been eliminated.

(F) Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the latter of January 1, 2010, or the dates the hotels began operations.

(G) Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreement put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

(H) Represents costs incurred to complete acquisitions, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract. These costs have been adjusted for hotel acquisitions on the latter of January 1, 2010 or the dates the hotels began operations.

(I) Represents preopening expenses which are the Seller’s responsibility and therefore have been eliminated.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Ten, Inc.

By:	/s/ Glade M. Knight

Glade M. Knight,
Chief Executive Officer

November 9, 2011